SUB-ITEM 77Q1(a):

Amendment to Declaration of Trust
Incorporated by reference to exhibit 23(a)(5) to post effective amendment no. 28 to Registrant's registration statement filed on Form Type 485BPOS on July 14, 2004 (Accession No. 0001193125-04-206382)